UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2007

UGS Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-123664	75-2728894
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5800 Granite Parkway, Suite 600, Plano, Texas		75024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-987-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 24, 2007, UGS Capital Corp., a Delaware corporation ("UGS Parent"), Siemens Corporation, a Delaware corporation ("Siemens"), and Utah Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Siemens ("MergerSub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, MergerSub will merge (the "Merger") with and into UGS Parent, resulting in MergerSub ceasing to exist and UGS Parent becoming a wholly-owned subsidiary of Siemens. UGS Corp. (the "Registrant") is an indirect wholly-owned subsidiary of UGS Parent.

The Merger Agreement provides consideration based on a total enterprise value of $3.515 billion (including debt) and includes a working capital adjustment. The closing of the Merger is conditioned, among other things, on (i) the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the approval or the termination or expiration of the applicable waiting periods, if any, with respect to other filings made by UGS Parent or the Registrant to the European Commission in connection with the transactions contemplated by the Merger Agreement, (iii) written confirmation by the Committee on Foreign Investment in the United States ("CFIUS") of the successful completion of the review process under the Exon-Florio amendment to the Defense Production Act of 1950, as amended, with respect to the Merger, and (iv) no "material adverse effect" having occurred with respect to UGS Parent and its subsidiaries between the execution of the Merger Agreement and the date that is the later of March 31, 2007 or the 65th day following the later of (x) the first date on which the Registrant and Siemens jointly submit a filing to CFIUS and (y) the first date on which the Registrant and Siemens jointly submit a Form CO to the European Commission. Siemens, Merger Sub and UGS Parent have each agreed to use their reasonable best efforts to obtain such approvals.

On January 25, 2007, Siemens issued a joint press release with the Registrant announcing the Merger, a copy of which is furnished as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGS Corp.

January 30, 2007	By:	Douglas E. Barnett

Name: Douglas E. Barnett
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 25, 2007